[AMERICAN BEACON FUNDS LOGO]

                    AMR Class          Institutional Class
                 PlanAhead Class           Service Class


Supplement Dated December 19, 2008 to the Statement of Additional Information
     dated March 1, 2008, as Supplemented on May 2, 2008, May 23, 2008,
         September 16, 2008, September 19, 2008 and November 5, 2008


                          BBH ComSet Class

Supplement Dated December 19, 2008 to the Statement of Additional Information dated March 1, 2008, as Supplemented on May 2, 2008, September 16, 2008, and
                         September 19, 2008

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Under the section titled "Other Information," the following disclosure replaces the first paragraph.


   This section provides descriptions of certain strategies used by the Funds, including strategies to invest in particular securities and corresponding risks of those strategies. For easier reading, the term "Portfolio" is used throughout this section to refer to both a Portfolio and a non-Master Feeder Fund, unless stated otherwise.


Under the section titled "Other Information," insert the following disclosure between the sections titled "Ratings of Short-Term Obligations" and "Repurchase Agreements."


   RECENT MARKET EVENTS - Recent events in the financial sector have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets. Both domestic and foreign equity markets have been experiencing increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions could continue. The U.S. Government has taken a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.


   Reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continued market turbulence may have an adverse effect on a portfolio.